APL Limited
                    Pure Excess-Benefit Plan


SECTION 1.  ESTABLISHMENT AND PURPOSE OF THE PLAN.

The Excess-Benefit Plan of American President
Companies, Ltd. was established by the Company effective September 1, 1983. Effective November 9,
1996, the Excess-Benefit Plan was amended to form two plans: The APL Limited Regular Excess-Benefit Plan
(the "Regular Excess-Benefit Plan") and the APL Limited
Pure Excess-Benefit Plan (the "Plan"). Effective as of the same date, the Excess-Benefit Plan was amended by transferring all benefits relating to the SMART Plan
Reserve Account to the Deferred Compensation Plan.
This document constitutes the Plan, as adopted. The purpose of the Plan is to supplement certain benefits under the Retirement Plan.

The Plan shall be administered and operated in accordance with the provisions of the Regular Excess-
Benefit Plan, and capitalized terms in this Plan shall have the same meaning as in the Regular Excess-Benefit
Plan, except to the extent provided in this document.

SECTION 2.  ELIGIBILITY AND PARTICIPATION.

Participation in this Plan shall be limited to any participant in the Retirement Plan whose benefits under the Retirement Plan are affected by the limitations imposed under section 401(a)(17) or 415 of the Code.

SECTION 3.  PLAN BENEFITS.

(a) Amount of Retirement Plan Supplement. The amount of a Participant's Retirement Plan Supplement under this Plan is the pure excess portion (if any) of the Retirement Plan Supplement determined under Section 3 of the Regular Excess-Benefit
     Plan, as described in Section 3(c) of the Regular
     Excess-Benefit Plan.

(b)  Payment of Retirement Plan Supplement.  A
     Participant's Retirement Plan Supplement under
     Subsection (a) above shall be payable to the Participant or to any other person (including, without limitation, a surviving spouse) who is receiving benefits under the Retirement Plan which are derived from the Participant. Such a Retirement Plan Supplement shall be payable in the same form and at the same times as the Participant's benefit under the Retirement Plan
     (and in no event earlier), unless the
     Participant's benefit under the Retirement Plan is paid in the form of a single lump sum. In that event, the Retirement Plan Supplement shall be payable in the normal form of benefit provided under the Retirement Plan, computed as if the benefit actually paid to the Participant under the Retient Plan were also payable in the normal form, unless:

          (1)  The Participant requests in writing to
          receive the Retirement Plan Supplement in a single lump sum; and

          (2)  The Committee expressly approves the
          Participant's request.

SECTION 4.  ADMINISTRATION.

The terms of Section 4 of this Plan are the same as the terms of Section 4 of the Regular Excess-Benefit Plan.

SECTION 5.  CLAIMS AND INQUIRIES.

The terms of Section 5 of this Plan are the same as the terms of Section 5 of the Regular Excess-Benefit Plan.

SECTION 6.  AMENDMENT AND TERMINATION.

The terms of Section 6 of this Plan are the same as the terms of Section 6 of the Regular Excess-Benefit Plan.

SECTION 7.  EMPLOYMENT RIGHTS.

The terms of Section 7 of this Plan are the same as the terms of Section 7 of the Regular Excess-Benefit Plan.

SECTION 8.  NO ASSIGNMENT.

The terms of Section 8 of this Plan are the same as the terms of Section 8 of the Regular Excess-Benefit Plan.

SECTION 9.  PLAN UNFUNDED.

The terms of Section 9 of this Plan are the same as the terms of Section 9 of the Regular Excess-Benefit Plan.

SECTION 10.  CHOICE OF LAW.

The terms of Section 10 of this Plan are the same as the terms of Section 10 of the Regular Excess-Benefit
Plan.

SECTION 11.  DEFINITIONS.

Except as follows, the terms of Section 11 of this Plan are the same as the terms of Section 11 of the Regular
Excess-Benefit Plan:

(a)  "Plan" means this APL Limited Pure Excess-Benefit
     Plan.

(b)  "Regular Excess-Benefit Plan" means the APL
     Limited Regular Excess-Benefit Plan.

SECTION 12.  EXECUTION.

To record the adoption of the Plan, the Company has caused its duly authorized officer to affix the corporate name hereto.


                             APL Limited
                             By:  /s/ Timothy J. Windle